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                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: May 14, 2003
             Date of Earliest Event Reported: May 14, 2003


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No. 99.1    Press Release issued by the Company dated May 14, 2003

Exhibit No. 99.2    Unaudited Supplemental Financial Information


Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

        The information contained in this report is being furnished pursuant to
Item 12 of Form 8-K, "Results of Operations and Financial Condition." On
May 14, 2003, the Company issued a press release announcing its earnings for the fiscal quarter ended May 3, 2003.

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ George Babich, Jr.
                               --------------------------------------
                               George Babich, Jr.
                               President
                               and Chief Financial Officer


Date:  May 14, 2003

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